UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A/A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR 12(G) OF THE

SECURITIES EXCHANGE ACT OF 1934

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1118 East Green Street, Pasadena, CA	91106
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-113065

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on which Each Class is to be Registered
Warrants to Purchase Common Stock	NasdaqSmall Cap Market

This Form 8-A/A amends the Form 8-A filed by Arrowhead Research Corporation (the “Company”) on February 23, 2004, registering Warrants to purchase Common Stock of the Company pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended. This Form 8-A/A is filed solely for the purpose of filing the form of Warrant as Exhibit 4.1.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 12, 2004

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Joseph T. Kingsley
Joseph T. Kingsley, Chief Financial Officer

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